Exhibit 99.1

SkyWater Technology Reports Fourth Quarter and Full Year 2021 Results
2021 Record Revenue of $162.8 Million
BLOOMINGTON, Minn., – February 22, 2022 – SkyWater Technology (NASDAQ: SKYT), the trusted technology realization partner, today announced financial results for the fourth quarter and full year 2021, ended January 2, 2022.
•Record annual revenue increased 16% year-over-year to $162.8 million. Quarterly revenue decreased 3% year-over-year to $38.5 million.
• Annual net loss to shareholders of $50.7 million, or (31)% of revenue. Quarterly net loss to shareholders of $27.0 million, or (70)% of revenue, includes a $13.4 million one-time inventory write-down.
•Annual adjusted EBITDA of $(2.6) million, or (1.6)% of revenue. Quarterly adjusted EBITDA of $(4.9) million, or (12.6)% of revenue.

“SkyWater made great progress this year toward our vision of accelerating the path from ideation to commercialization in the semiconductor industry,” said SkyWater President and CEO Thomas Sonderman. “SkyWater continued to make important advancements on our long-term strategic platforms. Our radiation hardened technology recently achieved a critical qualification milestone and we made significant progress in power management with the introduction of our highly differentiated high-speed switching power MOSFET technology. We remain convinced that SkyWater’s unique model for timely and efficient technology realization is ideally positioned to drive increased shareholder value as our nation commits to enhancing domestic semiconductor manufacturing.”

Sonderman concluded, “Fourth quarter revenue grew 15% year-over-year, excluding the extra operating week in Q4 2020 and tool revenue. Labor market inflation and supply chain challenges persisted throughout the quarter, and we expect to continue to navigate these constraints, while investing strategically for growth. In 2022, we expect revenue growth near our long-term growth target of 25% and gross margin expansion. This is supported by our 2021 pipeline growth, new and expected program wins, and the expected movement of our radiation hardened technology to the productization phase.”

Recent Business Updates:
•Won nine new Advanced Technology Services programs in the fourth quarter of 2021.
•Achieved a critical radiation hardened (rad-hard) technology qualification milestone.
•Established presence in Indiana at WestGate@Crane Technology Park, adjacent to the Naval Surface Warfare Center, Crane Division (NSWC Crane) as part of the company’s rad-hard technology roadmap.
•Introduced a breakthrough silicon power MOSFET device with Applied Novel Devices, Inc. (AND) enabling improved energy efficiency for power conversion applications.
•Continued to make strong progress at the company’s heterogeneous integration fab in Florida including the fabrication of the company’s first full flow interposer within the first year after taking over operations.
•Increased activities, a common measure of productivity, in the Minnesota facility by 12% year-over-year led by strong Advanced Technology Services execution.
•Continued to amplify the company’s unique capabilities within all levels of government to support our nation’s commitment to invest strategically in domestic semiconductor manufacturing.

•Announced technology development to rapidly enable the production ramp of nanoscale sensors with NanoDx to enhance and expand accurate, rapid testing for several indications, including COVID-19, traumatic brain injury, sepsis and stroke.
•Lauded the U.S. House of Representatives in the passage of the America COMPETES Act, which includes funding of $52 billion for the CHIPS for America Act.
•Continued to navigate a dynamic supply chain for substrates, chemicals, and gases as well as inflationary pressures pervasive in the markets.
•Achieved AS9100 certification, the standardized quality management system for organizations that design, develop, or provide aviation, space and defense products and services, at Minnesota facility.
•Expanded Board of Directors with appointments of independent directors Nancy Fares, Amy Leong and Greg Graves.

Q4 2021 Summary:

GAAP
In USD millions, except per share data	Q4 21	Q4 20	Y/Y	Q3 21	Q/Q
Advanced Technology Services revenue	$24.4	$26.3	(7)%	$22.4	9%
Wafer Services revenue	$14.2	$13.4	5%	$12.7	12%
Revenue	$38.5	$39.8	(3)%	$35.0	10%
Gross profit (loss)	$(16.6)	$3.5	(571)%	$(1.8)	810%
Gross margin	(43.1)%	8.9%	(5,200) bps	(5.2)%	(3,790) bps
Net loss to shareholders	$(27.0)	$(12.3)	(120)%	$(13.9)	(95)%
Basic loss per share	$(0.69)	$(0.68)	(1)%	$(0.36)	(92)%

Non-GAAP
In USD millions, except per share data	Q4 21	Q4 20	Y/Y	Q3 21	Q/Q
Non-GAAP gross profit (loss)	$(1.9)	$4.8	(139)%	$(0.5)	284%
Non-GAAP gross margin	(4.8)%	12.2%	(1,700) bps	(1.4)%	(340) bps
Non-GAAP net loss to shareholders	$(11.2)	$(11.4)	2%	$(11.5)	3%
Non-GAAP basic loss per share	$(0.28)	$(0.63)	56%	$(0.29)	3%
Adjusted EBITDA	$(4.9)	$1.3	(478)%	$(2.7)	(80)%
Adjusted EBITDA margin	(12.6%)	3.2%	(1,580) bps	(7.7%)	(490) bps

2021 Summary:

GAAP
In USD millions, except per share data	FY21	FY20	Y/Y
Advanced Technology Services revenue	$111.7	$94.0	19%
Wafer Services revenue	$51.2	$46.4	10%
Revenue	$162.8	$140.4	16%
Gross profit (loss)	$(7.5)	$22.7	(133)%
Gross margin	(4.6)%	16.2%	(2,080) bps
Net loss to shareholders	$(50.7)	$(20.6)	(146)%
Basic loss per share	$(1.76)	$(1.15)	(54)%

Non-GAAP
In USD millions, except per share data	FY21	FY20	Y/Y
Non-GAAP gross profit (loss)	$9.9	$24.3	(59)%
Non-GAAP gross margin	6.1%	17.3%	(1,120) bps
Non-GAAP net loss to shareholders	$(30.0)	$(15.8)	(90)%
Non-GAAP basic loss per share	$(1.05)	$(0.88)	(19)%
Adjusted EBITDA	$(2.6)	$14.4	(118)%
Adjusted EBITDA margin	(1.6%)	10.3%	(1,190) bps

Q4 2021 Results:
•Revenue: Revenue of $38.5 million decreased 3% year-over-year. Advanced Technology Services revenue of $24.4 million decreased 7% year-over-year due to less non-recurring tool revenue. Advanced Technology Services revenue contains $1.1 million of tool revenue in fourth quarter 2021 and $4.9 million in fourth quarter 2020. Wafer Services revenue of $14.2 million increased 5% compared to the fourth quarter of 2020 driven by increased revenue from a large customer contract.
•Gross Profit (Loss): GAAP gross loss was $16.6 million, or (43.1)% of revenue, compared to gross profit of $3.5 million, or 8.9% of revenue, in the fourth quarter of 2020. GAAP gross loss for the fourth quarter of 2021 includes a $13.4 million inventory write-down charge for temperature differential sensing wafers. Cost of revenues in fourth quarter of 2021 contained $2.7 million for heterogeneous integration and $1.7 million in depreciation for the radiation hardened facility. Non-GAAP gross loss was $1.9 million, or (4.8)% of revenue, compared to gross profit of $4.8 million, or 12.2% of revenue, in the fourth quarter of 2020.
•Net Loss: GAAP net loss to shareholders of $27.0 million, or $(0.69) per share, compared to a net loss to shareholders of $12.3 million, or $(0.68) per share, in the fourth quarter of 2020. Non-GAAP net loss to shareholders of $11.2 million, or $(0.28) per share, compared to a net loss to shareholders of $11.4 million, or $(0.63) per share, in the fourth quarter of 2020.
•Adjusted EBITDA: Adjusted EBITDA was $(4.9) million, or (12.6)% of revenue, compared to $1.3 million or 3.2% of revenue in the fourth quarter of 2020.
•Balance Sheet: Cash and cash equivalents of $12.9 million compared to $7.4 million from January 3, 2021.
A reconciliation between historical GAAP and non-GAAP information is contained in the tables below in the section titled, “Non-GAAP Financial Measures.”

Investor Webcast
SkyWater will host a conference call on Wednesday, February 23, 2022, at 9:00 a.m. CT to discuss its fourth quarter and full year 2021 financial results. A live webcast of the call will be available online at IR.SkyWaterTechnology.com.
About SkyWater Technology
SkyWater (NASDAQ: SKYT) is a U.S. investor-owned semiconductor manufacturer and a DOD-accredited Trusted supplier. SkyWater’s Technology as a ServiceSM model streamlines the path to production for customers with development services, volume production and heterogeneous integration solutions in its world-class U.S. facilities. This pioneering model enables innovators to co-create the next wave of technology with diverse categories including mixed-signal CMOS, read-out ICs, rad-hard, power discretes, MEMS, superconducting ICs, photonics, carbon nanotubes and interposers. SkyWater serves growing markets including aerospace & defense, automotive, biomedical, cloud & computing, consumer, industrial and IoT. For more information, visit: www.skywatertechnology.com.
Cautionary Statement Regarding Preliminary Results
The Company’s results for the fiscal quarter and year ended January 2, 2022 are preliminary, unaudited and subject to the finalization of the Company’s fourth quarter review and full-year audit and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP. The Company cautions you that actual results may differ materially from those described in this press release.
SkyWater Technology Forward-Looking Statements
This press release contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements that are based on the Company’s current expectations or forecasts of future events, rather than past, events and outcomes, and such statements are not guarantees of future performance. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information or predictions concerning the Company’s future business, results of operations, financial performance, plans and objectives, competitive position, market trends, and potential growth and market opportunities. In some cases, you can identify forward-looking statements by words such as “intends,” “estimates,” “predicts,” “potential,” “continues,” “anticipates,” “plans,” “expects,” “believes,” “should,” “could,” “may,” “will,” “targets,” “projects,” “seeks” or the negative of these terms or other comparable terminology.
Forward-looking statements are subject to risks, uncertainties and assumptions, which may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Key factors that could cause the Company’s actual results to be different than expected or anticipated include, but are not limited to: our goals and strategies; our future business development, financial condition and results of operations; our ability to continue operating our sole semiconductor foundry at full capacity; our ability to appropriately respond to changing technologies on a timely and cost-effective basis; our customer relationships and our ability to retain and expand our customer relationships; our ability to accurately predict our future revenues for the purpose of appropriately budgeting and adjusting our expenses; our expectations regarding dependence on our largest customers; our ability to diversify our customer base and develop relationships in new markets; the performance and reliability of our third-party suppliers and manufacturers; our ability to procure tools, materials, and chemicals amid industry-wide supply chain shortages; our ability to control costs, including our operating and capital expenses; the size and growth potential of the markets for our solutions, and our ability to serve and expand our presence in those markets; the level of demand in our customers’ end markets; our ability to attract, train and retain key qualified personnel in a competitive labor market; adverse litigation judgments, settlements or other litigation-related costs; changes in trade policies, including the imposition of tariffs; our ability to raise additional capital or financing; our ability to accurately forecast demand; the impact of the COVID-19 pandemic on our business, results of operations and financial condition and our customers, suppliers and workforce; the impact of the COVID-19 pandemic on the global economy; the level and timing of U.S. government program funding; our ability to maintain compliance with certain U.S. government contracting requirements; regulatory developments in the United States and foreign countries; our ability to protect our intellectual property rights; and other factors discussed in the “Risk Factors” section of the prospectus the Company filed with the SEC on April 22, 2021 and in other documents that the Company files with the SEC, which are available at http://www.sec.gov. The

Company assumes no obligation to update any forward-looking statements, which speak only as of the date of this press release.
Source String: SkyWater Technology
SKYT-IR
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SkyWater Investor Contact: Heather Davis | Investor@SkyWaterTechnology.com
SkyWater Media Contact: Lauri Julian | Media@SkyWaterTechnology.com

SKYWATER TECHNOLOGY, INC.
Consolidated Balance Sheets
(Unaudited)

	January 2, 2022	January 3, 2021
	(in thousands, except share and unit data)
Assets
Current assets:
Cash and cash equivalents	$12,917	$7,436
Accounts receivable, net	39,381	29,995
Inventories	17,500	27,169
Prepaid expenses and other current assets	3,854	11,972
Income tax receivable	745	—
Total current assets	74,397	76,572
Property and equipment, net	180,475	178,078
Intangible assets, net	3,891	4,561
Other assets	4,835	3,998
Total assets	$263,598	$263,209
Liabilities and Shareholders’ Equity (Deficit)
Current liabilities:
Current portion of long-term debt	$1,021	$2,772
Accounts payable	7,637	16,792
Accrued expenses	17,483	25,496
Income taxes payable	—	1,710
Current portion of contingent consideration	816	8,904
Deferred revenue - current	20,808	30,653
Total current liabilities	47,765	86,327
Long-term liabilities:
Long-term debt, less current portion and unamortized debt issuance costs	58,428	69,828
Contingent consideration, less current portion	—	1,996
Long-term incentive plan	4,039	3,185
Deferred revenue - long-term	88,094	95,399
Deferred income tax liability, net	995	8,058
Other long-term liabilities	4,350	—
Total long-term liabilities	155,906	178,466
Total liabilities	203,671	264,793
Commitments and contingencies
Shareholders’ equity (deficit):
Preferred stock, $0.01 par value per share (80,000,000 and zero shares authorized; zero issued and outstanding)	—	—
Common stock, $0.01 par value per share (200,000,000 and zero shares authorized, 39,836,038 and zero shares issued and outstanding)	398	—
Additional paid-in capital	115,208	—
Class A preferred units (zero and 2,000,000 units authorized; zero issued and outstanding)	—	—
Class B preferred units (zero and 18,000,000 units authorized; zero and 18,000,000 units issued and outstanding)	—	—
Common units (zero and 5,000,000 units authorized; zero and 3,057,344 units issued; zero and 2,107,452 outstanding)	—	3,767
Accumulated deficit	(54,479)	(3,783)
Total shareholders’ equity (deficit), SkyWater Technology, Inc.	61,127	(16)
Non-controlling interests	(1,200)	(1,568)
Total shareholders’ equity (deficit)	59,927	(1,584)
Total liabilities and shareholders’ equity	$263,598	$263,209
The accompanying notes are an integral part of these consolidated financial statements.

SKYWATER TECHNOLOGY, INC.
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended		Twelve Months Ended
	January 2, 2022	January 3, 2021	January 2, 2022	January 3, 2021
	(in thousands, except share, unit and per share and unit data)
Revenue	$38,533	$39,772	$162,848	$140,438
Cost of revenue:
Cost of revenue, before inventory write-down	41,714	36,244	156,878	117,746
Inventory write-down (1)	13,442	—	13,442	—
Total cost of revenue	55,156	36,244	170,320	117,746
Gross profit (loss)	(16,623)	3,528	(7,472)	22,692
Research and development	1,228	1,672	8,747	4,208
Selling, general and administrative expenses	9,951	6,713	43,595	25,032
Change in fair value of contingent consideration	(154)	741	(2,710)	2,094
Operating loss	(27,648)	(5,598)	(57,104)	(8,642)
Other income (expense):
Paycheck Protection Program loan forgiveness	—	—	6,453	—
Change in fair value of warrant liability	—	1,680	—	780
Loss on debt extinguishment	—	(1,434)	—	(1,434)
Interest expense	(839)	(1,412)	(3,542)	(5,499)
Total other expense	(839)	(1,166)	2,911	(6,153)
Loss before income taxes	(28,487)	(6,764)	(54,193)	(14,795)
Income tax expense (benefit)	(2,322)	4,631	(6,790)	4,919
Net loss	(26,165)	(11,395)	(47,403)	(19,714)
Less: net income attributable to non-controlling interests	871	903	3,293	903
Net loss attributable to SkyWater Technology, Inc.	$(27,036)	$(12,298)	$(50,696)	$(20,617)
Net loss per share attributable to common shareholders, basic and diluted:	$(0.69)		$(1.76)
Net loss per unit attributable to Class B preferred unitholders, basic and diluted:		$(0.68)		$(1.15)
Weighted average shares used in computing net loss per common share, basic and diluted:	39,324,851		29,038,174
Weighted average units used in computing net loss per Class B preferred unit, basic and diluted:		18,000,000		18,000,000
The accompanying notes are an integral part of these consolidated financial statements.

SKYWATER TECHNOLOGY, INC.
Consolidated Statements of Cash Flows
(Unaudited)

	Twelve Months Ended
	January 2, 2022	January 3, 2021
	(in thousands)
Cash flows from operating activities:
Net loss	$(47,403)	$(19,714)
Adjustments to reconcile net loss to net cash flows (used in) provided by operating activities:
Depreciation and amortization	27,368	18,866
Inventory write-down (1)	13,442	—
Gain on Paycheck Protection Program loan forgiveness	(6,453)	—
Foundry services obligation	—	(3,732)
Gain on sale of property and equipment	(2,012)	(1,124)
Amortization of debt issuance costs included in interest expense	621	1,661
Long-term incentive and stock-based compensation	12,533	2,640
Change in fair value of warrant liability	—	(780)
Change in fair value of contingent consideration	(2,710)	2,094
Cash paid for contingent consideration in excess of initial valuation	(7,374)	(7,296)
Deferred income taxes	(7,063)	2,387
Non-cash revenue related to customer equipment	(2,481)	—
Loss on debt extinguishment	—	1,434
Changes in operating assets and liabilities:
Accounts receivable	(9,387)	31,452
Inventories	(3,773)	(11,175)
Prepaid expenses and other assets	5,098	(9,411)
Accounts payable	(1,198)	483
Accrued expenses	(569)	11,601
Deferred revenue	(17,150)	74,578
Income tax payable and receivable	(2,455)	2,231
Net cash (used in) provided by operating activities	(50,966)	96,195
Cash flows from investing activities:
Purchase of software and licenses	(1,220)	(4,085)
Proceeds from sale of property and equipment	2,159	1,676
Purchases of property and equipment	(35,476)	(85,768)
Net cash used in investing activities	(34,537)	(88,177)
Cash flows from financing activities:
Proceeds from issuance of common stock pursuant to the initial public offering, net of underwriting discounts and commissions	104,212	—
Cash paid for offering costs	(1,867)	(2,183)
Proceeds from Paycheck Protection Program loan	—	6,453
Repayment of term loan	—	(38,270)
Cash paid for term loan extinguishment	—	(405)
Net repayment on line of credit	—	(12,380)
Net repayment on Revolver	(6,081)	32,303
Proceeds from Financing	—	39,000
Repayment of Financing	(990)	—
Cash paid for capital leases	(1,115)	—
Cash paid for debt issuance costs	(250)	(5,182)
Repurchase of warrants	—	(14,000)
Repurchase of common units	—	(4,085)
Cash paid for contingent consideration	—	(3,998)
Proceeds from exercise of common unit options	—	31
Distributions to VIE member	(2,925)	(2,471)
Net cash provided by (used in) financing activities	90,984	(5,187)
Net change in cash and cash equivalents	5,481	2,831
Cash and cash equivalents - beginning of period	7,436	4,605
Cash and cash equivalents - end of period	$12,917	$7,436
The accompanying notes are an integral part of these consolidated financial statements.

Supplemental Revenue Information by Quarter

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	2021
	(in thousands)
Wafer Services revenue	$13,318	$10,896	$8,762	$13,442	$46,418	$10,019	$14,312	$12,652	$14,174	$51,157
Advanced Technology Services revenue	23,586	19,863	24,241	26,330	94,020	38,082	26,877	22,373	24,359	111,691
Revenue	$36,904	$30,759	$33,003	$39,772	$140,438	$48,101	$41,189	$35,025	$38,533	$162,848

Tool revenue (included in ATS revenue)	$3,173	$—	$360	$4,895	$8,428	$15,405	$2,346	$281	$1,127	$19,159

Non-GAAP Financial Measures
We provide supplemental non-GAAP financial information that our management utilizes to evaluate our ongoing financial performance and provide additional insight to investors as supplemental information to our U.S. GAAP results. We provide non-GAAP gross profit, non-GAAP gross margin, non-GAAP net loss to shareholders, and non-GAAP net loss per share. We provide these non-GAAP financial measures because we believe this non-GAAP presentation provides a baseline for analyzing trends in our business and to exclude certain items that may not be indicative of our core operating results. The non-GAAP financial measures disclosed in this earnings press release should not be viewed as an alternative to, or more meaningful than, the reported results prepared in accordance with GAAP. In addition, because our non-GAAP measures are not determined in accordance with U.S. GAAP, these measures are susceptible to differing calculations, and not all comparable or peer companies may calculate their non-GAAP measures in the same manner. As a result, the non-GAAP financial measures presented in this earnings press release may not be directly comparable to similarly titled measures presented by other companies.
We also provide adjusted EBITDA and adjusted EBITDA margin as supplemental non-GAAP measurements. We define adjusted EBITDA as net income (loss) before interest expense, income tax provision (benefit), depreciation and amortization, equity-based compensation and certain other items that we do not view as indicative of our ongoing performance, including fair value changes in contingent considerations, fair value changes in warrants and management fees, inventory write-down, corporate conversion and IPO related costs, Paycheck Protection Program loan forgiveness, SkyWater Florida start-up costs, net income attributable to non-controlling interests, and management transition expense. We believe adjusted EBITDA is a useful performance measure because it allows for an effective evaluation of our operating performance when compared to our peers, without regard to our financing methods or capital structure. We exclude the items listed above from net income or loss in arriving at adjusted EBITDA because these amounts can vary substantially within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income determined in accordance with U.S. GAAP. Certain items excluded from adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are reflected in adjusted EBITDA. Our presentation of adjusted EBITDA should not be construed as an indication that our results will be unaffected by the items excluded from adjusted EBITDA. In future fiscal periods, we may exclude such items and may incur income and expenses similar to these excluded items. Accordingly, the exclusion of these items and other similar items in our non-GAAP presentation should not be interpreted as implying that these items are non-recurring, infrequent or unusual, unless otherwise expressly indicated.
The following tables present a reconciliation of the most directly comparable financial measures, calculated and presented in accordance with U.S. GAAP, to our non-GAAP financial measures.

SKYWATER TECHNOLOGY, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)

	Three Months Ended			Twelve Months Ended
	January 2, 2022	January 3, 2021	October 3, 2021	January 2, 2022	January 3, 2021
	(in thousands)
GAAP revenue	$38,533	$39,772	$35,025	$162,848	$140,438
Estimated impact of additional operating week	—	(2,491)	—	—	(2,491)
Tool revenue	(1,127)	(4,895)	(281)	(19,160)	(8,428)
Non-GAAP revenue	$37,406	$32,386	$34,744	$143,688	$129,519

GAAP cost of revenue	$55,156	$36,244	$36,852	$170,320	$117,746
Inventory write-down (1)	(13,442)	—	—	(13,442)	—
Equity-based compensation (2)	(1,130)	(1,308)	(967)	(3,042)	(1,644)
SkyWater Florida start-up costs (3)	(187)	—	(374)	(879)	—
Non-GAAP cost of revenue	$40,397	$34,936	$35,511	$152,957	$116,102

GAAP gross profit (loss)	$(16,623)	$3,528	$(1,827)	$(7,472)	$22,692
GAAP gross margin	(43.1)%	8.9%	(5.2)%	(4.6)%	16.2%
Inventory write-down (1)	13,442	—	—	13,442	—
Equity-based compensation (2)	1,130	1,308	967	3,042	1,644
SkyWater Florida start-up costs (3)	187	—	374	879	—
Non-GAAP gross profit (loss)	$(1,864)	$4,836	$(486)	$9,891	$24,336
Non-GAAP gross margin	(4.8)%	12.2%	(1.4)%	6.1%	17.3%

GAAP research and development	$1,228	$1,672	$2,253	$8,747	$4,208
Equity-based compensation (2)	655	(39)	(341)	(1,182)	(56)
Non-GAAP research and development	$1,883	$1,633	$1,912	$7,565	$4,152

GAAP selling, general and administrative expenses	$9,951	$6,713	$9,626	$43,595	$25,032
SkyWater Florida start-up costs (3)	(22)	—	(60)	(268)	—
Management transition expense (5)	—	—	—	(435)	—
Equity-based compensation (2)	(1,655)	(242)	(2,086)	(8,303)	(940)
Management fees (8)	—	(235)	—	(332)	(879)
Non-GAAP selling, general and administrative expenses	$8,274	$6,236	$7,480	$34,257	$23,213

	Three Months Ended			Twelve Months Ended
	January 2, 2022	January 3, 2021	October 3, 2021	January 2, 2022	January 3, 2021
	(in thousands)
GAAP net loss to shareholders	$(27,036)	$(12,298)	$(13,870)	$(50,696)	$(20,617)
Inventory write-down (1)	13,442	—	—	13,442	—
Paycheck Protection Program loan forgiveness	—	—	—	(6,453)	—
Corporate conversion and initial public offering related costs (4)	205	—	208	1,934	—
SkyWater Florida start-up costs (3)	209	—	434	1,147	—
Management transition expense (5)	—	—	—	435	—
Fair value changes in contingent consideration (6)	(154)	741	(1,670)	(2,710)	2,094
Equity-based compensation (2)	2,130	1,589	3,394	12,527	2,640
Fair value changes in warrants (7)	—	(1,680)	—	—	(780)
Management fees (8)	—	235	—	332	879
Non-GAAP net loss to shareholders	$(11,204)	$(11,413)	$(11,504)	$(30,042)	$(15,784)

Equity-based compensation allocation in the consolidated statements of operations:
Cost of revenue	$1,130	$1,308	$967	$3,042	$1,644
Research and development	(655)	39	341	1,182	56
Selling, general and administrative expenses	1,655	242	2,086	8,303	940
	$2,130	$1,589	$3,394	$12,527	$2,640

SkyWater Florida start-up costs allocation in the consolidated statements of operations:
Cost of revenue	$187	$—	$374	$879	$—
Selling, general and administrative expenses	22	—	60	268	—
	$209	$—	$434	$1,147	$—

	Three Months Ended January 2, 2022		Twelve Months Ended January 2, 2022
	GAAP	Non-GAAP	GAAP	Non-GAAP
Computation of net loss per common share, basic and diluted:	(in thousands, except per share data)
Numerator:
Net loss attributable to SkyWater Technology, Inc.	$(27,036)	$(11,204)	$(50,696)	$(30,042)
Undistributed preferred return to Class B preferred unitholders	—	—	(398)	(398)
Net loss attributable to common shareholders	$(27,036)	$(11,204)	$(51,094)	$(30,440)
Denominator:
Weighted-average common shares outstanding, basic and diluted	39,325	39,325	29,038	29,038
Net loss per common share, basic and diluted	$(0.69)	$(0.28)	$(1.76)	$(1.05)

	Three Months Ended January 3, 2021		Twelve Months Ended January 3, 2021
	GAAP	Non-GAAP	GAAP	Non-GAAP
Computation of net loss per Class B preferred unit, basic and diluted:	(in thousands, except per unit data)
Numerator:
Net loss attributable to SkyWater Technology, Inc.	$(12,298)	$(11,413)	$(20,617)	$(15,784)
Denominator:
Weighted-average Class B preferred units outstanding, basic and diluted	18,000	18,000	18,000	18,000
Net loss per Class B preferred unit, basic and diluted	$(0.68)	$(0.63)	$(1.15)	$(0.88)

	Three Months Ended October 3, 2021
	GAAP	Non-GAAP
Computation of net loss per common share, basic and diluted:	(in thousands, except per share data)
Numerator:
Net loss attributable to SkyWater Technology, Inc.	$(13,870)	$(11,504)
Undistributed preferred return to Class B preferred unitholders	—	—
Net loss attributable to common shareholders	$(13,870)	$(11,504)
Denominator:
Weighted-average common shares outstanding, basic and diluted	39,060	39,060
Net loss per common share, basic and diluted	$(0.36)	$(0.29)

	Three Months Ended		Twelve Months Ended Quarter Ended
	January 2, 2022	January 3, 2021	January 2, 2022	January 3, 2021
	(in thousands)
Net loss to shareholders	$(27,036)	$(12,298)	$(50,696)	$(20,617)
Interest expense	839	1,412	3,542	5,499
Income tax expense (benefit)	(2,322)	4,631	(6,790)	4,919
Depreciation and amortization	6,957	5,753	27,368	18,866
EBITDA	(21,562)	(502)	(26,576)	8,667
Inventory write-down (1)	13,442	—	13,442	—
Paycheck Protection Program loan forgiveness	—	—	(6,453)	—
Corporate conversion and initial public offering related costs (4)	205	—	1,934	—
SkyWater Florida start-up costs (2)	209	—	1,147	—
Management transition expense (4)	—	—	435	—
Fair value changes in contingent consideration (5)	(154)	741	(2,710)	2,094
Equity-based compensation (1)	2,130	1,589	12,527	2,640
Fair value changes in warrants (6)	—	(1,680)	—	(780)
Management fees (7)	—	235	332	879
Net income attributable to non-controlling interests (9)	871	903	3,293	903
Adjusted EBITDA	$(4,859)	$1,286	$(2,629)	$14,403
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(1)Represents the full write-down for inventory to cost of revenue for inventory in which we were contracted to manufacture for a specific customer. The customer's financing for its COVID-19-related business fell through and the customer was unable to meet its contractual payment obligations.
(2)Represents non-cash equity-based compensation expense.
(3)Represents start-up costs associated with our 200 mm heterogeneous integration facility in Kissimmee, Florida, which includes legal fees, recruiting expenses, retention awards and facility start-up expenses. These expenses are not indicative of our ongoing costs and will be discontinued following the start-up of SkyWater Florida.
(4)Represents expenses directly associated with the corporate conversion and IPO, such as professional, consulting, legal and accounting services. This also includes bonus awards granted to employees upon the completion of the IPO. These expenses are not indicative of our ongoing costs and were discontinued following the completion of our initial public offering.
(5)Represents expense for the departure of our former Chief Administrative Officer, which includes primarily severance benefits.
(6)Represents non-cash valuation adjustment of contingent consideration to fair market value during the period.
(7)Represents non-cash valuation adjustment of warrants to fair market value during the period.
(8)Represents a related party transaction with Oxbow Industries, our principal stockholders. As these fees are not part of the core business, did not continue after our IPO and are excluded from management’s assessment of the business, we believe it is useful to investors to view our results excluding these fees.
(9)Represents net income attributable to our VIE, which was formed for the purpose of purchasing our land, building with the proceeds of a bank loan. Since depreciation and interest expense are excluded from net loss in our adjusted EBITDA financial measure, we also exclude the net income attributable to the VIE.